UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2015

Date of reporting period:	March 1, 2014 – August 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Semiannual report 8|31|14

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Semiannual report
8 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Trustee approval of management contract	16
Financial statements	21
Shareholder meeting results	44

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has continued to climb this year. With a better-than-expected second-quarter earnings season, the S&P 500 Index was up 8.34% for the first nine months of 2014. This benchmark eclipsed the 2000 level for the first time in late August — one of many record highs set year to date. Government bonds, including municipal bonds, and other fixed-income securities have also performed well, particularly as interest rates have remained steady and even declined from historically low levels.

In the United States, economic indicators have gradually improved. Notably, second-quarter GDP expanded at a seasonally adjusted annual rate of 4.6%, according to a revised estimate released by the Bureau of Economic Analysis. In addition, the unemployment rate has steadily declined, and data show that the housing and manufacturing sectors are gaining strength. World markets have lagged, however. Geopolitical risk has increased in the Middle East and Eastern Europe, although there has been little negative impact on oil and commodity prices to date. In Europe, a sputtering recovery ground to a halt in the second quarter. The European Central Bank has responded by cutting interest rates further and announcing asset- and bond-buying programs to help lift the region out of its economic doldrums.

As U.S. markets enter the fourth quarter on a high note and geopolitical concerns continue, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

October 8, 2014

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. The small-cap universe is large and can change quickly, and many promising smaller companies fail to capture Wall Street's attention. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund's manager, Eric Harthun, looks for stocks issued by companies that he considers to be undervalued or that appear to have improving businesses or a catalyst that may unlock their value. Events such as a change in management, restructuring, or a new product often have this effect. In addition, Eric considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, he also carefully considers each stock's risk/reward profile.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund's portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Putnam Small Cap Value Fund holdings have spanned sectors and industries over time.

1999

Tidewater

Supplier of transportation and support services to the offshore oil industry

2001

Tupperware

Manufacturer of food storage products

2002

Ikon Office Solutions

Supplier of copying, printing, and multi-function hardware and software technology

2004

Brookline Bancorp

Owner and operator of Brookline Savings Bank branches in the Boston area

2007

UAP (United Agri Products)

Distributor of commercial agricultural products (chemicals, fertilizer, and seeds) and services

2012

Southwest Gas

Distributor and transporter of natural gas

Identified holdings were held during the year indicated; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 22–28.

2 Small Cap Value Fund

Small Cap Value Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 8/31/14

The fund — class A shares before sales charge
Putnam Small Cap Value Fund (PSLAX)
Fund's benchmark
Russell 2000 Value Index
Fund's Lipper peer group average
Small-Cap Value Funds
10.16
10.31
11.38
7.37
8.43
9.12
17.10
15.74
16.47
19.74
18.78
19.08
17.49
18.10
19.30
1.88
1.62
3.04
LIFE OF FUND
(since 4/13/99)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Small Cap Value Fund

Interview with your fund’s portfolio manager

Eric N. Harthun, CFA

Eric, what was the market environment like for small-cap investors during the six-month period ended August 31, 2014?

U.S. small-cap stocks continued to advance during the reporting period but encountered some headwinds that tempered those gains. In April, concerns about the depressing effect of the first quarter’s unusually harsh winter weather across much of the United States weighed on investor expectations for the second quarter’s corporate earnings season. In July, rising geopolitical tensions in Ukraine, Iraq, and Gaza unnerved investors, who moved out of higher-risk equity and credit assets into lower-risk investments. Comments from Federal Reserve Chair Janet Yellen about overvalued asset prices in pockets of the financial markets also troubled investors, putting further pressure on many asset classes during the month.

While small-cap stocks tend to outperform large-company stocks over long market cycles, they tend to be more sensitive to domestic growth expectations and are regarded as a good indicator of investor risk sentiment, as we saw during the reporting period. Consequently, small-cap stocks delivered positive results but trailed large-cap stocks for the six-month reporting period. However, small-cap value stocks, such as those held by your fund, outperformed small-cap growth stocks for the reporting period.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Value Fund     5

How did Putnam Small Cap Value Fund perform in this environment?

For the six months ended August 31, 2014, the fund delivered a positive return at net asset value, outperforming its benchmark, the Russell 2000 Value Index, but lagging the average return of its Lipper peer group. Stock selection was positive, driven largely by results in the materials, industrials, health-care, and consumer discretionary sectors. Results in the financials, utilities, and information technology sectors detracted from performance.

How would you describe your management strategy?

My management strategy is anchored by a “win-by-not-losing” investment philosophy, a disciplined process that aims to generate consistently good performance rather than generate occasionally great and sometimes abysmal results. I believe that by striving to consistently outperform the fund’s benchmark while limiting the risk that the portfolio will significantly underperform can lead to favorable cumulative performance. In other words, hitting singles and doubles wins ball games, not periodic grand slams.

Given this stock-picking approach, sector weights are a residual of my investment process. At period-end on August 31, the portfolio was most overweight in the materials and information technology sectors relative to the benchmark. The largest positions within the materials sector included Century Aluminum [aluminum] and Cabot [specialty chemicals]. Within the technology sector, the largest holdings included Spansion [semiconductors], j2 Global [Internet software and services], Global Cash Access Holdings [data processing], and FormFactor [semiconductor equipment]. In relation to the Russell 2000 Value Index, the portfolio was most underweight to the consumer staples and utilities sectors. While the fund

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 8/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Small Cap Value Fund

“We are mindful of the length and
magnitude of the current bull market
and are taking a slightly
more cautious approach to portfolio
construction.”

Eric Harthun

had lower-than-benchmark exposure to financials throughout the period, this sector composed the largest weight in the portfolio in keeping with the sector’s relative weight in the benchmark. Within the financials sector, the fund was overweight to the insurance and insurance management industries.

Which stocks contributed most to the fund’s outperformance relative to its benchmark?

The fund’s top performer, Century Aluminum, benefited from the initial stages of fundamentally improving aluminum pricing in conjunction with a movement to lower costs, primarily through better power contracts. We believe the company has significant upside potential from the possible restart of its Ravenswood smelter, which has been shuttered since 2009, and from the completion of a greenfield smelter construction in Helguvik, Iceland, which is currently on hold. Cancellation of both projects would likely be a reasonably minimal cost at this point, but if market dynamics continue, both offer substantial additional production in our opinion.

RF Micro Devices benefited from investor enthusiasm over its complementary proposed merger with TriQuint Semiconductor, which we believe will significantly increase the company’s margin structure and augment its importance in the radio frequency component market. The stock also climbed on news that its semiconductor products would be used in the manufacture of Apple’s new cell phone, the iPhone 6. The stock of Providence

Top 10 equity holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Value Fund     7

Service rose on its highly accretive acquisition of a British social services firm, which we believe will help expand its services in the burgeoning U.S. home care, elder care, and health-services market.

Which stocks proved most disappointing?

During the period, website builder Web.com Group lowered its forward guidance versus Wall Street estimates after sales productivity in the company’s “Feet on the Street” initiative fell short of expectations. The company has made changes to the program, which we believe will help the company resume its pace of strong growth and profitability.

Bancorp reported a second consecutive quarter of weak credit and announced that it was under a consent order from regulators relating to the bank’s key prepaid card servicing business, potentially stunting growth for multiple quarters. The fund’s investments in Regional Management, a diversified specialty consumer finance company, struggled due to the accelerating deterioration of credit conditions in its consumer loan portfolio. The company attributed this to a failure to hire more employees fast enough to maintain effective management of its loan portfolio. Both of these financial holdings were sold before the end of the period.

Do you think the economic backdrop will continue to be supportive of U.S. equities for the balance of 2014?

After lackluster growth in the early months of 2014, U.S. economic growth showed clear signs of improvement during the second quarter. Earnings expectations for the remainder of 2014 have not changed, which we view as a positive development given the more sluggish first quarter. While we would not describe earnings potential as explosive, we believe there is room for improvement as long as economic growth

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Small Cap Value Fund

remains supportive. A heightened level of merger-and-acquisition activity has also been favorable for U.S. equities. We view this trend as a sign that investors believe that the deals will be accretive and can stimulate growth for companies and the economy.

Looking into the second half of 2014, however, we are mindful of the length and magnitude of the current bull market and are taking a slightly more cautious approach to portfolio construction. I believe sticking to our tried-and-tested approach of investing in attractively valued small-cap stocks with a catalyst that can unlock value or that are positioned to benefit from improving business trends will continue to be key to our performance success in this environment.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. Eric joined Putnam in 2000 and has been in the investment industry since 1994.

IN THE NEWS

A pledge two years ago by the European Central Bank (ECB) to “do whatever it takes” to save the euro is reflected in a landmark decision made early this September. The ECB instituted a bond-buying program that earmarked upward of €700 billion, or $906 billion, aimed at jump-starting lending activity and, ultimately, at reigniting Europe’s decelerating economic recovery. In addition, the ECB slashed its main refinancing rate to a record low of 0.05% and drove its deposit rate deeper into negative territory. This means banks will now pay an even greater premium for parking money at the ECB for short periods of time rather than lending it to businesses. The new measures also seek to lift the eurozone’s historically low inflation rate to its target of 2%. Still, skeptics fear that more intensive fiscal and structural reforms among the 18-nation euro currency bloc will be needed to stimulate a long-term European economic recovery.

Small Cap Value Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	10.16%	9.73%	9.84%	9.84%	9.34%	9.34%	9.61%	9.36%	9.88%	10.41%	10.41%	10.40%
10 years	103.62	91.92	94.75	94.75	88.88	88.88	93.78	87.00	98.65	109.00	109.03	108.79
Annual average	7.37	6.74	6.89	6.89	6.57	6.57	6.84	6.46	7.10	7.65	7.65	7.64
5 years	120.14	107.49	112.12	110.12	112.11	112.11	114.57	107.06	117.52	123.05	123.08	122.83
Annual average	17.10	15.72	16.23	16.01	16.23	16.23	16.50	15.67	16.82	17.40	17.41	17.38
3 years	71.66	61.79	67.79	64.79	67.74	67.74	68.98	63.07	70.22	72.90	72.93	72.73
Annual average	19.74	17.40	18.83	18.12	18.82	18.82	19.11	17.70	19.40	20.02	20.03	19.98
1 year	17.49	10.73	16.57	11.57	16.53	15.53	16.86	12.77	17.13	17.78	17.80	17.67
6 months	1.88	–3.98	1.51	–3.49	1.50	0.50	1.62	–1.94	1.77	2.13	2.06	2.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

10     Small Cap Value Fund

Comparative index returns For periods ended 8/31/14

	Russell 2000 Value Index	Lipper Small-Cap Value Funds category average*
Annual average (life of fund)	10.31%	11.38%
10 years	124.55	140.78
Annual average	8.43	9.12
5 years	107.71	114.93
Annual average	15.74	16.47
3 years	67.59	69.14
Annual average	18.78	19.08
1 year	18.10	19.30
6 months	1.62	3.04

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/14, there were 312, 295, 256, 205, 138, and 62 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/14

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
2/28/14	$15.45	$16.39	$13.28	$13.29	$14.22	$14.74	$15.25	$15.98	$15.99	$15.95
8/31/14	15.74	16.70	13.48	13.49	14.45	14.97	15.52	16.32	16.32	16.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Small Cap Value Fund     11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	9.69%	9.27%	9.37%	9.37%	8.87%	8.87%	9.15%	8.90%	9.41%	9.94%	9.95%	9.94%
10 years	82.18	71.71	74.29	74.29	69.03	69.03	73.43	67.36	77.74	87.12	87.27	87.02
Annual average	6.18	5.56	5.71	5.71	5.39	5.39	5.66	5.28	5.92	6.47	6.47	6.46
5 years	93.78	82.64	86.46	84.46	86.50	86.50	88.94	82.33	91.34	96.30	96.46	96.20
Annual average	14.15	12.80	13.27	13.03	13.27	13.27	13.57	12.76	13.86	14.44	14.46	14.43
3 years	80.38	70.01	76.31	73.31	76.47	76.47	77.77	71.55	79.05	81.87	82.02	81.78
Annual average	21.73	19.35	20.81	20.12	20.84	20.84	21.14	19.71	21.43	22.06	22.10	22.04
1 year	5.10	–0.94	4.35	–0.65	4.33	3.33	4.60	0.94	4.84	5.42	5.50	5.36
6 months	–5.65	–11.08	–5.99	–10.69	–6.06	–7.00	–5.87	–9.16	–5.79	–5.52	–5.46	–5.54

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 2/28/14	1.41%	2.16%	2.16%	1.91%	1.66%	1.07%*	0.97%*	1.16%
Annualized expense ratio for the six-month period ended 8/31/14	1.19%	1.94%	1.94%	1.69%	1.44%	0.89%	0.79%	0.94%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees of 0.20%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Other expenses for class R5 and class R6 shares have been annualized.

12     Small Cap Value Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2014, to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.06	$9.85	$9.85	$8.59	$7.32	$4.53	$4.02	$4.79
Ending value (after expenses)	$1,018.80	$1,015.10	$1,015.00	$1,016.20	$1,017.70	$1,021.30	$1,020.60	$1,020.10

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2014, use the following calculation method. To find the value of your investment on March 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.06	$9.86	$9.86	$8.59	$7.32	$4.53	$4.02	$4.79
Ending value (after expenses)	$1,019.21	$1,015.43	$1,015.43	$1,016.69	$1,017.95	$1,020.72	$1,021.22	$1,020.47

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Value Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14     Small Cap Value Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2014, Putnam employees had approximately $498,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Value Fund     15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

16     Small Cap Value Fund

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

Small Cap Value Fund     17

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2013. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

18     Small Cap Value Fund

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 307, 251 and 200 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Small Cap Value Fund     19

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20     Small Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Value Fund     21

The fund’s portfolio 8/31/14 (Unaudited)

COMMON STOCKS (87.0%)*	Shares	Value
Aerospace and defense (0.5%)
Huntington Ingalls Industries, Inc.	18,004	$1,838,388
		1,838,388
Air freight and logistics (0.5%)
Park-Ohio Holdings Corp.	30,737	1,783,975
		1,783,975
Auto components (2.9%)
Dana Holding Corp.	69,000	1,602,870
Goodyear Tire & Rubber Co. (The)	90,100	2,339,897
Remy International, Inc.	84,200	1,860,820
Stoneridge, Inc. †	158,940	1,980,392
Tower International, Inc. †	55,854	1,872,785
		9,656,764
Banks (13.2%)
Ameris Bancorp	91,523	2,094,961
Banc of California, Inc.	84,158	1,011,579
Chemical Financial Corp.	70,606	2,003,092
CVB Financial Corp.	100,200	1,557,108
Eagle Bancorp, Inc. †	46,790	1,568,869
Financial Institutions, Inc.	26,661	640,397
First Connecticut Bancorp, Inc.	46,100	705,330
First Merchants Corp.	97,900	1,998,139
First NBC Bank Holding Co. †	41,574	1,334,941
First of Long Island Corp. (The)	20,603	718,427
German American Bancorp, Inc.	33,900	918,351
Hanmi Financial Corp.	79,300	1,629,615
Heartland Financial USA, Inc.	40,308	964,167
Investors Bancorp, Inc.	153,708	1,630,842
Lakeland Financial Corp.	54,600	2,126,124
National Bank Holdings Corp. Class A	65,940	1,339,901
NBT Bancorp, Inc.	81,900	1,966,419
OFG Bancorp (Puerto Rico)	77,504	1,232,314
Pacific Premier Bancorp, Inc. †	139,900	2,077,515
Popular, Inc. (Puerto Rico) †	47,620	1,474,315
ServisFirst Bancshares, Inc.	69,894	2,108,702
Southside Bancshares, Inc.	55,000	1,889,250
State Bank Financial Corp.	69,700	1,168,172
Sterling Bancorp	146,700	1,858,689
Talmer Bancorp, Inc. Class A	110,681	1,622,583
Tristate Capital Holdings, Inc. †	128,000	1,219,840
WesBanco, Inc.	63,200	1,962,360
Western Alliance Bancorp †	49,500	1,168,695
Wintrust Financial Corp.	43,400	2,021,138
		44,011,835
Biotechnology (1.0%)
Emergent BioSolutions, Inc †	75,821	1,887,943
PDL BioPharma, Inc.	162,300	1,637,607
		3,525,550

22     Small Cap Value Fund

COMMON STOCKS (87.0%)*cont.	Shares	Value
Capital markets (0.9%)
Cowen Group, Inc. Class A †	419,854	$1,717,203
Manning & Napier, Inc.	46,100	856,077
Silvercrest Asset Management Group, Inc. Class A	29,487	472,971
		3,046,251
Chemicals (3.9%)
Axiall Corp.	25,200	1,047,816
Cabot Corp.	32,300	1,769,394
Chemtura Corp. †	46,800	1,155,492
Innophos Holdings, Inc.	22,100	1,285,115
LSB Industries, Inc. †	41,500	1,662,075
Minerals Technologies, Inc.	22,797	1,427,548
OM Group, Inc.	56,553	1,504,310
Omnova Solutions, Inc. †	191,144	1,603,698
RPM International, Inc.	32,300	1,522,299
		12,977,747
Commercial services and supplies (3.2%)
ARC Document Solutions, Inc. †	183,600	1,490,832
Deluxe Corp.	38,900	2,316,495
Ennis, Inc.	87,221	1,258,599
Knoll, Inc.	97,300	1,779,617
Performant Financial Corp. †	191,407	1,841,335
Pitney Bowes, Inc.	75,400	2,040,324
		10,727,202
Communications equipment (1.0%)
Alliance Fiber Optic Products, Inc. S	93,200	1,381,224
Polycom, Inc. †	141,100	1,869,575
		3,250,799
Construction and engineering (0.8%)
EMCOR Group, Inc.	34,800	1,503,360
Orion Marine Group, Inc. †	130,600	1,320,366
		2,823,726
Construction materials (0.4%)
CaesarStone Sdot-Yam, Ltd. (Israel)	25,036	1,302,122
		1,302,122
Consumer finance (1.1%)
Encore Capital Group, Inc. † S	47,940	2,128,057
Portfolio Recovery Associates, Inc. † S	27,800	1,579,874
		3,707,931
Containers and packaging (0.3%)
Berry Plastics Group, Inc. †	48,368	1,166,152
		1,166,152
Distributors (0.4%)
Core-Mark Holding Co., Inc.	29,932	1,441,525
		1,441,525
Diversified consumer services (0.6%)
Carriage Services, Inc.	100,600	1,875,184
		1,875,184
Diversified financial services (0.5%)
Gain Capital Holdings, Inc.	84,700	534,457
PHH Corp. † S	43,100	1,032,676
		1,567,133
Diversified telecommunication services (0.6%)
Iridium Communications, Inc. † S	201,800	1,896,920
		1,896,920

Small Cap Value Fund     23

COMMON STOCKS (87.0%)*cont.	Shares	Value
Electric utilities (3.1%)
Empire District Electric Co. (The)	128,600	$3,324,310
IDACORP, Inc.	33,000	1,871,760
PNM Resources, Inc.	113,900	2,985,319
Portland General Electric Co.	58,300	2,009,601
		10,190,990
Electronic equipment, instruments, and components (0.6%)
Newport Corp. †	103,700	1,956,819
		1,956,819
Energy equipment and services (2.0%)
Hornbeck Offshore Services, Inc. †	28,600	1,248,676
Nuverra Environmental Solutions, Inc. † S	72,505	978,818
Pioneer Energy Services Corp. †	103,825	1,596,829
Tidewater, Inc.	20,700	1,053,009
Willbros Group, Inc. †	157,900	1,727,426
		6,604,758
Food and staples retail (0.6%)
SpartanNash Co.	85,790	1,843,627
		1,843,627
Gas utilities (0.7%)
Southwest Gas Corp.	43,500	2,271,135
		2,271,135
Health-care equipment and supplies (1.0%)
Alere, Inc. †	56,100	1,988,745
Symmetry Medical, Inc. †	135,945	1,253,413
		3,242,158
Health-care providers and services (1.1%)
Ensign Group, Inc. (The)	39,249	1,373,715
Providence Service Corp. (The) †	48,400	2,203,652
		3,577,367
Hotels, restaurants, and leisure (1.0%)
Intrawest Resorts Holdings, Inc. †	102,206	1,176,391
Marriott Vacations Worldwide Corp. †	34,910	2,080,287
		3,256,678
Household durables (0.8%)
Installed Building Products, Inc. †	134,756	1,801,688
UCP, Inc. Class A †	68,315	871,016
		2,672,704
Insurance (7.3%)
Allied World Assurance Co. Holdings AG	72,600	2,685,474
American Financial Group, Inc.	36,732	2,202,818
AMERISAFE, Inc.	42,400	1,599,752
Endurance Specialty Holdings, Ltd.	25,600	1,486,592
Hanover Insurance Group, Inc. (The)	34,500	2,189,025
Health Insurance Innovations, Inc. Class A †	82,670	1,053,216
Maiden Holdings, Ltd. (Bermuda)	164,000	1,994,240
National General Holdings Corp.	74,900	1,402,877
PartnerRe, Ltd.	25,800	2,881,602
Reinsurance Group of America, Inc. Class A	35,519	2,947,367
Stancorp Financial Group	27,500	1,801,800
Validus Holdings, Ltd.	55,713	2,178,935
		24,423,698

24     Small Cap Value Fund

COMMON STOCKS (87.0%)*cont.	Shares	Value
Internet software and services (1.6%)
j2 Global, Inc.	39,600	$2,116,620
Perficient, Inc. †	110,300	1,899,366
Web.com Group, Inc. †	73,497	1,392,768
		5,408,754
IT Services (2.2%)
Convergys Corp.	76,300	1,464,960
Datalink Corp. †	149,704	1,847,347
Global Cash Access Holdings, Inc. †	287,600	2,246,156
Unisys Corp. †	76,800	1,797,888
		7,356,351
Machinery (0.9%)
Hillenbrand, Inc.	54,700	1,829,168
Navistar International Corp. † S	29,941	1,129,075
		2,958,243
Media (0.8%)
Madison Square Garden Co. (The) Class A †	18,200	1,216,852
MDC Partners, Inc. Class A	60,650	1,328,235
		2,545,087
Metals and mining (2.2%)
AK Steel Holding Corp. †	167,770	1,832,048
Century Aluminum Co. †	92,800	2,318,144
Globe Specialty Metals, Inc.	66,500	1,365,910
United States Steel Corp.	43,600	1,685,140
		7,201,242
Multi-utilities (0.5%)
Avista Corp.	50,000	1,623,000
		1,623,000
Oil, gas, and consumable fuels (5.0%)
Bill Barrett Corp. †	54,100	1,231,857
Energen Corp.	23,600	1,899,328
EP Energy Corp. Class A † S	95,400	1,844,082
Gulfport Energy Corp. †	21,100	1,234,350
Kodiak Oil & Gas Corp. †	108,500	1,765,295
Midstates Petroleum Co., Inc. †	164,900	1,164,194
Peabody Energy Corp.	120,100	1,907,188
Scorpio Tankers, Inc.	198,118	1,894,008
SM Energy Co.	23,400	2,083,536
Stone Energy Corp. †	47,200	1,660,968
		16,684,806
Pharmaceuticals (0.9%)
Medicines Co. (The) †	42,700	1,093,547
POZEN, Inc. †	100,000	830,000
Sucampo Pharmaceuticals, Inc. Class A † S	180,100	1,240,889
		3,164,436
Professional services (1.0%)
Kforce, Inc.	95,700	1,920,699
Mistras Group, Inc. †	71,400	1,532,244
		3,452,943
Real estate investment trusts (REITs) (7.5%)
AG Mortgage Investment Trust, Inc.	84,100	1,679,477
American Assets Trust, Inc.	41,101	1,440,590
Cherry Hill Mortgage Investment Corp.	83,338	1,665,927

Small Cap Value Fund     25

COMMON STOCKS (87.0%)*cont.	Shares	Value
Real estate investment trusts (REITs) cont.
Colony Financial, Inc.	75,100	$1,683,742
Education Realty Trust, Inc.	102,494	1,116,160
EPR Properties	28,000	1,593,480
Healthcare Trust of America, Inc. Class A	66,900	832,905
iStar Financial, Inc. †	163,500	2,432,880
MFA Financial, Inc.	185,560	1,566,126
One Liberty Properties, Inc.	43,370	939,828
Piedmont Office Realty Trust, Inc. Class A	51,000	993,990
QTS Realty Trust, Inc. Class A	19,982	602,457
RAIT Financial Trust	367,600	2,973,884
Summit Hotel Properties, Inc.	265,714	2,909,568
Two Harbors Investment Corp.	156,900	1,681,968
ZAIS Financial Corp.	41,863	811,305
		24,924,287
Real estate management and development (0.9%)
Forestar Group, Inc. †	68,017	1,360,340
RE/MAX Holdings, Inc. Class A	52,920	1,604,534
		2,964,874
Road and rail (1.8%)
Con-way, Inc.	34,000	1,742,500
Quality Distribution, Inc. †	168,649	2,367,832
Ryder System, Inc.	22,200	2,005,548
		6,115,880
Semiconductors and semiconductor equipment (4.0%)
FormFactor, Inc. †	303,800	2,138,752
GT Advanced Technologies, Inc. † S	99,198	1,766,716
Integrated Silicon Solutions, Inc.	93,200	1,382,156
Mattson Technology, Inc. †	669,735	1,647,548
Pericom Semiconductor Corp. †	110,900	1,084,602
Photronics, Inc. †	179,900	1,588,517
RF Micro Devices, Inc. †	135,900	1,694,673
Spansion, Inc. Class A †	96,200	2,145,260
		13,448,224
Software (1.5%)
AVG Technologies NV (Netherlands) †	75,500	1,324,270
Mentor Graphics Corp.	91,200	1,989,072
TiVo, Inc. †	119,000	1,676,710
		4,990,052
Specialty retail (1.2%)
Ascena Retail Group, Inc. †	77,500	1,347,725
Express, Inc. †	50,000	867,000
Office Depot, Inc. †	318,600	1,631,232
		3,845,957
Technology hardware, storage, and peripherals (0.6%)
BancTec, Inc. 144A CVR F	160,833	—
Logitech International SA (Switzerland)	135,500	1,864,480
		1,864,480
Textiles, apparel, and luxury goods (0.3%)
Skechers U.S.A., Inc. Class A †	18,800	1,097,356
		1,097,356

26     Small Cap Value Fund

COMMON STOCKS (87.0%)*cont.	Shares	Value
Thrifts and mortgage finance (2.5%)
BofI Holding, Inc. †	18,900	$1,455,111
Meta Financial Group, Inc.	43,500	1,653,000
NMI Holdings, Inc. Class A †	127,900	1,238,072
Provident Financial Services, Inc.	124,300	2,114,343
United Financial Bancorp, Inc.	155,884	1,931,403
		8,391,929
Trading companies and distributors (1.0%)
Rush Enterprises, Inc. Class A †	53,600	1,965,512
Stock Building Supply Holdings, Inc. †	81,788	1,390,396
		3,355,908
Transportation infrastructure (0.6%)
Aegean Marine Petroleum Network, Inc. (Greece)	188,315	1,901,985
		1,901,985
Total common stocks (cost $247,694,876)		$289,934,932

INVESTMENT COMPANIES (3.7%)*	Shares	Value
American Capital, Ltd. †	136,800	$2,119,032
FS Investment Corp.	155,300	1,630,650
Hercules Technology Growth Capital, Inc.	152,155	2,326,450
Solar Capital, Ltd.	99,814	1,996,280
TCP Capital Corp.	131,219	2,313,391
TriplePoint Venture Growth BDC Corp.	134,907	2,093,757
Total investment companies (cost $11,987,749)		$12,479,560

SHORT-TERM INVESTMENTS (13.0%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	10,952,091	$10,952,091
Putnam Short Term Investment Fund 0.04% L	32,391,577	32,391,577
Total short-term investments (cost $43,343,668)		$43,343,668

TOTAL INVESTMENTS
Total investments (cost $303,026,293)	$345,758,160

Key to holding’s abbreviations
CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2014 through August 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $333,386,234.
†	Non-income-producing security.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Small Cap Value Fund     27

S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$26,391,255	$—	$—
Consumer staples	1,843,627	—	—
Energy	23,289,564	—	—
Financials	113,037,938	—	—
Health care	13,509,511	—	—
Industrials	34,958,250	—	—
Information technology	38,275,479	—	—**
Materials	22,647,263	—	—
Telecommunication services	1,896,920	—	—
Utilities	14,085,125	—	—
Total common stocks	289,934,932	—	—
Investment companies	12,479,560	—	—
Short-term investments	32,391,577	10,952,091	—
Totals by level	$334,806,069	$10,952,091	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
**Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28     Small Cap Value Fund

Statement of assets and liabilities 8/31/14 (Unaudited)
ASSETS
Investment in securities, at value, including $10,791,962 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $259,682,625)	$302,414,492
Affiliated issuers (identified cost $43,343,668) (Notes 1 and 5)	43,343,668
Dividends, interest and other receivables	350,475
Receivable for shares of the fund sold	2,398,950
Receivable for investments sold	1,480,563
Prepaid assets	61,664
Total assets	350,049,812
LIABILITIES
Payable for investments purchased	4,711,724
Payable for shares of the fund repurchased	403,174
Payable for compensation of Manager (Note 2)	170,731
Payable for custodian fees (Note 2)	7,586
Payable for investor servicing fees (Note 2)	98,630
Payable for Trustee compensation and expenses (Note 2)	112,993
Payable for administrative services (Note 2)	1,091
Payable for distribution fees (Note 2)	91,720
Collateral on securities loaned, at value (Note 1)	10,952,091
Other accrued expenses	113,838
Total liabilities	16,663,578
Net assets	$333,386,234

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$278,699,685
Undistributed net investment income (Note 1)	798,994
Accumulated net realized gain on investments (Note 1)	11,155,688
Net unrealized appreciation of investments	42,731,867
Total — Representing net assets applicable to capital shares outstanding	$333,386,234
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund     29

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($172,841,659 divided by 10,984,032 shares)	$15.74
	Offering price per class A share (100/94.25 of $15.74)*	$16.70
	Net asset value and offering price per class B share ($3,838,499 divided by 284,847 shares)**	$13.48
	Net asset value and offering price per class C share ($17,375,039 divided by 1,288,101 shares)**	$13.49
	Net asset value and redemption price per class M share ($1,496,722 divided by 103,589 shares)	$14.45
	Offering price per class M share (100/96.50 of $14.45)*	$14.97
	Net asset value, offering price and redemption price per class R share ($677,955 divided by 43,694 shares)	$15.52
	Net asset value, offering price and redemption price per class R5 share ($11,006 divided by 674 shares)†	$16.32
	Net asset value, offering price and redemption price per class R6 share ($13,857,927 divided by 848,996 shares)	$16.32
	Net asset value, offering price and redemption price per class Y share ($123,287,427 divided by 7,575,832 shares)	$16.27
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

30     Small Cap Value Fund

Statement of operations Six months ended 8/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $4,821)	$2,467,927
Interest (including interest income of $8,352 from investments in affiliated issuers) (Note 5)	8,352
Securities lending (Note 1)	137,775
Total investment income	2,614,054
EXPENSES
Compensation of Manager (Note 2)	994,172
Investor servicing fees (Note 2)	315,506
Custodian fees (Note 2)	15,162
Trustee compensation and expenses (Note 2)	9,323
Distribution fees (Note 2)	324,143
Administrative services (Note 2)	3,181
Other	166,356
Total expenses	1,827,843
Expense reduction (Note 2)	(12,783)
Net expenses	1,815,060
Net investment income	798,994

Net realized gain on investments (Notes 1 and 3)	953,790
Net unrealized appreciation of investments during the period	4,227,644
Net gain on investments	5,181,434
Net increase in net assets resulting from operations	$5,980,428

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund     31

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 8/31/14*	Year ended 2/28/14
	Operations:
	Net investment income	$798,994	$760,148
	Net realized gain on investments	953,790	34,914,577
	Net unrealized appreciation of investments	4,227,644	22,443,735
	Net increase in net assets resulting from operations	5,980,428	58,118,460
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	—	(1,036,846)
	Class B	—	(3,666)
	Class C	—	(32,324)
	Class M	—	(3,330)
	Class R	—	(2,588)
	Class R5	—	(65)
	Class R6	—	(66)
	Class Y	—	(760,790)
	From net realized long-term gain on investments
	Class A	—	(659,576)
	Class B	—	(19,418)
	Class C	—	(64,694)
	Class M	—	(6,276)
	Class R	—	(2,251)
	Class R5	—	(41)
	Class R6	—	(41)
	Class Y	—	(358,900)
	Redemption fees (Note 1)	—	2,360
	Increase from capital share transactions (Note 4)	23,951,785	79,964,339
	Total increase in net assets	29,932,213	135,134,287
	NET ASSETS
	Beginning of period	303,454,021	168,319,734
	End of period (including undistributed net investment income of $798,994 and $—, respectively)	$333,386,234	$303,454,021
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

32     Small Cap Value Fund

This page left blank intentionally.

Small Cap Value Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
August 31, 2014**	$15.45	.03	.26	.29	—	—	—	—	—	$15.74	1.88*	$172,842	.60*	.23*	27*
February 28, 2014	12.05	.05	3.51	3.56	(.10)	(.06)	(.16)	—[d]	—	15.45	29.58	171,473	1.21	.33	68
February 28, 2013	10.54	.08	1.44	1.52	(.01)	—	(.01)	—[d]	—	12.05	14.40	133,547	1.28	.71	64
February 29, 2012	10.62	.02	(.08)	(.06)	(.03)	—	(.03)	—[d]	.01[e]	10.54	(.46)	135,453	1.30	.24	64
February 28, 2011	8.10	.02	2.50	2.52	—[d]	—	—[d]	—[d]	—	10.62	31.13	162,096	1.30	.20	68
February 28, 2010	4.69	.01	3.54	3.55	(.14)	—	(.14)	—[d]	—	8.10	75.74	144,577	1.46[f]	.15[f]	79
Class B
August 31, 2014**	$13.28	(.02)	.22	.20	—	—	—	—	—	$13.48	1.51*	$3,839	.98*	(.15) *	27*
February 28, 2014	10.39	(.05)	3.01	2.96	(.01)	(.06)	(.07)	—[d]	—	13.28	28.55	4,215	1.96	(.41)	68
February 28, 2013	9.15	—[d]	1.24	1.24	—	—	—	—[d]	—	10.39	13.55	3,764	2.03	(.04)	64
February 29, 2012	9.26	(.04)	(.08)	(.12)	—	—	—	—[d]	.01[e]	9.15	(1.19)	4,247	2.05	(.51)	64
February 28, 2011	7.11	(.04)	2.19	2.15	—	—	—	—[d]	—	9.26	30.24	5,471	2.05	(.54)	68
February 28, 2010	4.13	(.04)	3.10	3.06	(.08)	—	(.08)	—[d]	—	7.11	74.28	5,494	2.21[f]	(.59)[f]	79
Class C
August 31, 2014**	$13.29	(.02)	.22	.20	—	—	—	—	—	$13.49	1.50*	$17,375	.98*	(.15) *	27*
February 28, 2014	10.41	(.05)	3.02	2.97	(.03)	(.06)	(.09)	—[d]	—	13.29	28.58	14,732	1.96	(.43)	68
February 28, 2013	9.17	—[d]	1.24	1.24	—	—	—	—[d]	—	10.41	13.52	9,244	2.03	(.05)	64
February 29, 2012	9.28	(.04)	(.08)	(.12)	—	—	—	—[d]	.01[e]	9.17	(1.19)	9,397	2.05	(.51)	64
February 28, 2011	7.13	(.04)	2.19	2.15	—	—	—	—[d]	—	9.28	30.15	10,927	2.05	(.54)	68
February 28, 2010	4.14	(.04)	3.12	3.08	(.09)	—	(.09)	—[d]	—	7.13	74.49	9,778	2.21[f]	(.60)[f]	79
Class M
August 31, 2014**	$14.22	—[d]	.23	.23	—	—	—	—	—	$14.45	1.62*	$1,497	.85*	(.03) *	27*
February 28, 2014	11.11	(.02)	3.22	3.20	(.03)	(.06)	(.09)	—[d]	—	14.22	28.87	1,460	1.71	(.16)	68
February 28, 2013	9.76	.02	1.33	1.35	—	—	—	—[d]	—	11.11	13.83	1,294	1.78	.22	64
February 29, 2012	9.85	(.02)	(.08)	(.10)	—	—	—	—[d]	.01[e]	9.76	(.91)	1,418	1.80	(.26)	64
February 28, 2011	7.55	(.03)	2.33	2.30	—	—	—	—[d]	—	9.85	30.46	1,544	1.80	(.30)	68
February 28, 2010	4.38	(.02)	3.30	3.28	(.11)	—	(.11)	—[d]	—	7.55	74.90	1,375	1.96[f]	(.35)[f]	79
Class R
August 31, 2014**	$15.25	.01	.26	.27	—	—	—	—	—	$15.52	1.77*	$678	.73*	.10*	27*
February 28, 2014	11.91	.01	3.46	3.47	(.07)	(.06)	(.13)	—[d]	—	15.25	29.20	567	1.46	.07	68
February 28, 2013	10.44	.05	1.42	1.47	—	—	—	—[d]	—	11.91	14.08	381	1.53	.47	64
February 29, 2012	10.52	—[d]	(.09)	(.09)	—	—	—	—[d]	.01[e]	10.44	(.76)	303	1.55	(.02)	64
February 28, 2011	8.04	(.01)	2.49	2.48	—	—	—	—[d]	—	10.52	30.85	368	1.55	(.06)	68
February 28, 2010	4.66	(.01)	3.52	3.51	(.13)	—	(.13)	—[d]	—	8.04	75.43	213	1.71[f]	(.12)[f]	79
Class R5
August 31, 2014**	$15.98	.06	.28	.34	—	—	—	—	—	$16.32	2.13*	$11	.45*	.38*	27*
February 28, 2014†	14.98	.03	1.13	1.16	(.10)	(.06)	(.16)	—	—	15.98	7.78*	11	.29*	.22*	68
Class R6
August 31, 2014**	$15.99	.07	.26	.33	—	—	—	—	—	$16.32	2.06*	$13,858	.40*	.43*	27*
February 28, 2014†	14.98	.01	1.16	1.17	(.10)	(.06)	(.16)	—	—	15.99	7.87*	14,260	.25*	.08*	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	Small Cap Value Fund	Small Cap Value Fund	35

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
August 31, 2014**	$15.95	.06	.26	.32	—	—	—	—	—	$16.27	2.01*	$123,287	.48*	.35*	27*
February 28, 2014	12.44	.08	3.62	3.70	(.13)	(.06)	(.19)	—[d]	—	15.95	29.82	96,735.96		.51	68
February 28, 2013	10.88	.10	1.50	1.60	(.04)	—	(.04)	—[d]	—	12.44	14.70	20,091	1.03	.94	64
February 29, 2012	10.97	.05	(.09)	(.04)	(.06)	—	(.06)	—[d]	.01[e]	10.88	(.27)	14,980	1.05	.49	64
February 28, 2011	8.36	.04	2.59	2.63	(.02)	—	(.02)	—[d]	—	10.97	31.53	15,040	1.05	.46	68
February 28, 2010	4.84	.03	3.65	3.68	(.16)	—	(.16)	—[d]	—	8.36	76.08	13,554	1.21[f]	.42[f]	79

* Not annualized.

** Unaudited.

† For the period November 1, 2013 (commencement of operations) to February 28, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees, if any (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.13% of average net assets as of February 28, 2010.

The accompanying notes are an integral part of these financial statements.

36	Small Cap Value Fund	Small Cap Value Fund	37

Notes to financial statements 8/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2014 through August 31, 2014.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Value Index. As of April 30, 2014, the index was composed of companies having market capitalizations of between $17.3 million and $10.1 billion.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 60 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

38     Small Cap Value Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $10,952,091 and the value of securities loaned amounted to $10,791,962.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted

Small Cap Value Fund     39

line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $303,087,771, resulting in gross unrealized appreciation and depreciation of $49,883,561 and $7,213,172, respectively, or net unrealized appreciation of $42,670,389.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

40     Small Cap Value Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$175,587
Class B	4,113
Class C	16,558
Class M	1,516
Class R	662
Class R5	8
Class R6	3,501
Class Y	113,561
Total	$315,506

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $429 under the expense offset arrangements and by $12,354 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $192, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$215,428
Class B	20,168
Class C	81,339
Class M	5,582
Class R	1,626
Total	$324,143

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,469 and $185 from the sale of class A and class M shares, respectively, and received $975 and $93 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Small Cap Value Fund     41

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $97,968,736 and $79,198,850, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/14		Year ended 2/28/14
Class A	Shares	Amount	Shares	Amount
Shares sold	841,686	$13,079,919	1,554,847	$21,973,421
Shares issued in connection with reinvestment of distributions	—	—	110,651	1,639,850
	841,686	13,079,919	1,665,498	23,613,271
Shares repurchased	(959,402)	(14,898,857)	(1,643,371)	(22,590,035)
Net increase (decrease)	(117,716)	$(1,818,938)	22,127	$1,023,236

	Six months ended 8/31/14		Year ended 2/28/14
Class B	Shares	Amount	Shares	Amount
Shares sold	17,862	$237,993	71,530	$860,151
Shares issued in connection with reinvestment of distributions	—	—	1,763	22,495
	17,862	237,993	73,293	882,646
Shares repurchased	(50,497)	(670,742)	(118,068)	(1,371,617)
Net decrease	(32,635)	$(432,749)	(44,775)	$(488,971)

	Six months ended 8/31/14		Year ended 2/28/14
Class C	Shares	Amount	Shares	Amount
Shares sold	237,057	$3,157,235	356,405	$4,334,751
Shares issued in connection with reinvestment of distributions	—	—	6,822	87,180
	237,057	3,157,235	363,227	4,421,931
Shares repurchased	(57,446)	(764,574)	(142,381)	(1,719,131)
Net increase	179,611	$2,392,661	220,846	$2,702,800

	Six months ended 8/31/14		Year ended 2/28/14
Class M	Shares	Amount	Shares	Amount
Shares sold	4,458	$63,649	2,042	$26,433
Shares issued in connection with reinvestment of distributions	—	—	654	8,931
	4,458	63,649	2,696	35,364
Shares repurchased	(3,570)	(50,455)	(16,481)	(203,619)
Net increase (decrease)	888	$13,194	(13,785)	$(168,255)

42     Small Cap Value Fund

	Six months ended 8/31/14		Year ended 2/28/14
Class R	Shares	Amount	Shares	Amount
Shares sold	11,147	$170,148	10,262	$138,764
Shares issued in connection with reinvestment of distributions	—	—	331	4,839
	11,147	170,148	10,593	143,603
Shares repurchased	(4,641)	(71,481)	(5,354)	(73,797)
Net increase	6,506	$98,667	5,239	$69,806

	Six months ended 8/31/14		For the period 11/1/13 (commencement of operations) to 2/28/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	667	$10,000
Shares issued in connection with reinvestment of distributions	—	—	7	106
			674	10,106
Shares repurchased	—	—	—	—
Net increase	—	$—	674	$10,106

	Six months ended 8/31/14		For the period 11/1/13 (commencement of operations) to 2/28/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	20,304	$329,166	900,080	$14,092,124
Shares issued in connection with reinvestment of distributions	—	—	7	107
	20,304	329,166	900,087	14,092,231
Shares repurchased	(63,174)	(1,020,649)	(8,221)	(126,739)
Net increase (decrease)	(42,870)	$(691,483)	891,866	$13,965,492

	Six months ended 8/31/14		Year ended 2/28/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,597,892	$41,774,125	6,152,848	$88,694,046
Shares issued in connection with reinvestment of distributions	—	—	72,258	1,105,547
	2,597,892	41,774,125	6,225,106	89,799,593
Shares repurchased	(1,085,583)	(17,383,692)	(1,776,362)	(26,949,468)
Net increase	1,512,309	$24,390,433	4,448,744	$62,850,125

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	674	100%	$11,006
Class R6	675	0.1%	$11,022

Small Cap Value Fund     43

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$24,709,052	$52,367,092	$44,684,567	$8,352	$32,391,577
Totals	$24,709,052	$52,367,092	$44,684,567	$8,352	$32,391,577

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Shareholder meeting results (Unaudited)

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
68,444,155	3,118,645	4,434,966	15,274,146

All tabulations are rounded to the nearest whole number.

44     Small Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA069
290154 10/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2014